Supplement dated December 1, 2017 to the

PNC Treasury Money Market Fund Summary Prospectus,

PNC Funds Prospectus, and

PNC Funds Statement of Additional Information

each dated September 28, 2017, each as supplemented

PNC Treasury Money Market Fund (the “Fund”)

This Supplement provides new and additional information, including an important notice regarding a change in investment policy regarding the above-captioned Fund.  This Supplement should be read in conjunction with the above referenced documents.

1.              Effective immediately, the following information is added under the section entitled “Principal Investment Strategies”  in the Fund’s summary prospectus and statutory prospectus:

The Fund may hold cash and cash equivalents and may maintain demand deposits with a bank, including the bank acting as the Fund’s custodian.

2.              Effective February 1, 2018, the first paragraph of the section entitled “Principal Investment Strategies” in the Fund’s summary prospectus and statutory prospectus is replaced with the following:

Under normal circumstances, the Fund invests exclusively in short-term direct obligations of the U.S. Treasury, such as Treasury bills and notes, in other money market funds that invest exclusively in such obligations, and in cash and cash equivalents, including demand deposits with a bank.  The Fund will provide shareholders with at least 60 days’ written notice before it will adopt a policy that will permit the Fund to invest less than 100% of its net assets plus any borrowings for investment purposes in such securities.

Please contact PNC Funds at 1-800-622-FUND (3863) for more information.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

PCA-007-1217-3